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[MARKEL LOGO]
 EVANSTON INSURANCE COMPANY                 Policy No.     IC-700746
 SHAND MORAHAN PLAZA                        Prev. No.      IC-700654
 EVANSTON, ILLINOIS 60201                   Prod. No.      24769

DECLARATIONS - INSURANCE COMPANIES PROFESSIONAL AND
               DIRECTORS & OFFICERS LIABILITY INDEMNITY INSURANCE

Claims Made and Reported Coverage: This insurance is limited to liability for only those CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.


THIS POLICY CONTAINS PROVISIONS THAT REDUCE THE LIMITS OF LIABILITY STATED IN THE POLICY BY THE COSTS OF LEGAL DEFENSE AND PERMIT LEGAL DEFENSE COSTS TO BE APPLIED AGAINST THE DEDUCTIBLE.


1 Authorized to act on behalf of Insureds in accordance with GENERAL CONDITIONS 8, Authorization:


         NAME OF ENTITY:     PHILADELPHIA CONSOLIDATED HOLDING CORPORATION


         PRINCIPAL BUSINESS ADDRESS:      ONE BALA PLAZA, SUITE 100
                                          BALA CYNWYD, PA 19004


2.       POLICY PERIOD: From July 20, 1997 to July 20, 1998
                        12:01 A.M. Standard Time at the address of the named entity stated above.

3.       INSURED ENTITIES AND ADDRESSES

         A.       Coverage A Insured Entities

                  PHILADELPHIA CONSOLIDATED HOLDING CORPORATION
                  ONE BALA PLAZA, SUITE 100
                  BALA CYNWYD, PA 19004

         B.       Coverage B Company Insured Entities:
                  N/A

         C.       Coverage C Insured Entities:
                  1.       Employee Benefit Plans:
                           N/A

                  2.       Sponsoring Employers:
                           N/A




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                                                            Policy No. IC-700746

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
4.       LIMITS OF LIABILITY
         A.       For Coverage A (Errors and Omissions Liability):
                  Insurer's Participation in Loss:                                                     100%

                  SUBJECT TO: Each Claim Limit:                                                $ 5,000,000

                                              Policy Period Aggregate Limit:                   $ 5,000,000

         B.       For Coverage B (Directors & Officers Liability):
                  Insurer's Participation in Loss:                                                     N/A
                  SUBJECT TO: Each Claim Limit:
                                              Policy Period Aggregate Limit:                           N/A

         C.       For Coverage C (Fiduciary Liability):
                  Each Claim Limit:                                                                    N/A
                                              Policy Period Aggregate Limit:                           N/A

5.       DEDUCTIBLES:

         A.       For Coverage A (Errors and Omissions Liability): Each Claim:                    $300,000

         B.       For Coverage B (Directors & Officers Liability):

                  1 .      Individual Liability Coverage, Section THE COVERAGE 2(a):
                           Each Claim-Each Director or Officer:                                        N/A

                           but in no event exceeding in the aggregate
                           Each Claim-All Directors and Officers                                       N/A

                  2.       Company Reimbursement Coverage, Section THE COVERAGE 2(b):
                           Each Claim:                                                                 N/A

         C.       For Coverage C (Fiduciary Liability): Each Claim:                                    N/A

6.       PREMIUM FOR POLICY PERIOD PAID FOR THE FOLLOWING COVERAGES:

         Errors and Omissions

                                                         PREMIUM:                             $ 233,927.00

                                         Surplus Lines Tax 3.00%:                                $7,017.81

                                                           TOTAL:                             $ 240,944.01

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                                                            Policy No. IC-700746


7.       OPTIONAL EXTENSION PERIOD:

         A.       Premium:

                  50% of total annual premium as provided in THE COVERAGE 13 of the policy, to be paid only if the Insured meets the eligibility requirements and exercises the option. Such premium shall be deemed fully earned at the commencement of the Optional Extension Period.

         B.       Days:

                  60 days of Optional Extension Period as provided in THE COVERAGE 13.


8.       ENDORSEMENTS ATTACHED AT POLICY INCEPTION:

         1.       Insured Entities - Coverage A
         2.       Amendment of Insured - Holding Company
         3.       Pending and Prior Litigation Exclusion
         4.       Insurance Agents, Insurance Brokers/Agency Exclusion
         5.       Amendment of Professional Services
         6.       Amendment of Coverage
         7.       Clarification of Coverage









                                        ALL CLAIMS TO BE REPORTED DIRECTLY TO

                                        Shand Morahan & Company, Inc.
                                        Shand Morahan Plaza
                                        Evanston, Illinois 60201
                                        (847) 866-2800


                                        ----------------------------------------
                                               Authorized Representative



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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING        Endorsement No.: 1
CORPORATION                               Effective Date: July 20, 1997



                          INSURED ENTITIES - COVERAGE A


It is agreed that Item 3.A. of the Declarations is amended by the addition of the following:

         3.       INSURED ENTITIES AND ADDRESSES:

                  A. Coverage A Insured Entities:

                     Philadelphia Insurance Companies
                     Philadelphia Insurance Company
                     Philadelphia Indemnity Insurance Company
                     Maguire Insurance Agency
                     J. Maguire Brokerage
                     Maguire Insurance Agency Inc. of Texas








All other terms and conditions remain unchanged.




                                        ----------------------------------------
                                               Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                     Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING             Endorsement No.: 2
CORPORATION                                    Effective Date: July 20, 1997



                     AMENDMENT OF INSURED - HOLDING COMPANY


It is agreed that THE INSURED 1. is amended to include the following:

         1. The Coverage A Insured, which whenever used in this policy means:

                  (f) the entity(ies) scheduled below and any director, officer or employee thereof, solely for liability imposed by reason of acts, errors and omissions by any entity described in l(a), l(b), l(c) or 1(d) above, in the performance of Professional Services for which coverage is afforded under THE COVERAGE 1., Coverage A, Errors and Omissions Liability and Claims Made and Reported Clause.

                                              SCHEDULE

                                     Maguire Holding Corporation








All other terms and conditions remain unchanged.





                                        ----------------------------------------
                                                Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 2 REVISED
CORPORATION                                 Effective Date: July 20, 1997



                     AMENDMENT OF INSURED - HOLDING COMPANY


It is agreed that THE INSURED 1. is amended to include the following:

         1. The Coverage A Insured, which whenever used in this policy means:

                (f) the entity(ies) scheduled below and any director, officer or employee thereof, solely for liability imposed by reason of acts, errors and omissions by any entity described in 1(a), 1(b), 1(c) or 1(d) above, in the performance of Professional Services for which coverage is afforded under THE COVERAGE 1., Coverage A, Errors and Omissions Liability and Claims Made and Reported Clause.

                                               SCHEDULE

                             Philadelphia Consolidated Holding Corporation








All other terms and conditions remain unchanged.



                                                 /s/ Illegible Signature
                                        ----------------------------------------
                                                Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 3
CORPORATION                                 Effective Date: July 20, 1997


                     PENDING AND PRIOR LITIGATION EXCLUSION


It is understood and agreed that this Policy shall not apply to any Claim (including derivative or representative actions) made against the Insured:

         (i) based upon, arising out of, in consequence of, or in any way involving any prior and/or pending litigation as of June 1, 1990; or

         (ii) any fact, circumstance or situation underlying or alleged in such litigation.








All other terms and conditions remain unchanged.




                                        ----------------------------------------
                                               Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 4
CORPORATION                                 Effective Date: July 20, 1997



           INSURANCE AGENTS, INSURANCE BROKERS/AGENCY EXCLUSION


It is agreed that THE EXCLUSIONS 4. is amended by the addition of the following:

         1. With respect to all Coverages, this policy does not apply to any Claims or portion thereof made against any Insured:

                  (k) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving the insolvency, receivership, bankruptcy, liquidation or financial inability to pay, of any insurance company in which any Insured has placed or obtained coverage for a client or account.








All other terms and conditions remain unchanged.




                                        ----------------------------------------
                                               Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 5
CORPORATION                                 Effective Date: July 20, 1997




                       AMENDMENT OF PROFESSIONAL SERVICES


In consideration of the premium charged for this policy it is hereby understood and agreed that THE COVERAGE 6. Professional Services is amended to include the following:

         policy rescissions, cancellations and credit and investigatory activities, insurance agency and insurance brokers activities, tracking services








All other terms and conditions remain unchanged.





                                        ----------------------------------------
                                               Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 6
CORPORATION                                 Effective Date: July 20, 1997

                              AMENDMENT OF COVERAGE


It is understood and agreed that this policy will respond regardless of the presence or absence of reinsurance.








All other terms and conditions remain unchanged.






                                        ----------------------------------------
                                               Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 7
CORPORATION                                 Effective Date: July 20, 1997


                            CLARIFICATION OF COVERAGE
         As respects any Claim under this policy and losses as defined by this policy, it is not our intent to subrogate against reinsurers under any treaty or facultative insurance utilized by Coverage A. Insureds.








All other terms and conditions remain unchanged.






                                        ----------------------------------------
                                                Authorized Representative
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[MARKEL LOGO]
EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS

ENDORSEMENT

Named Insured:                                  Policy No.: IC-700746
PHILADELPHIA CONSOLIDATED HOLDING          Endorsement No.: 8
CORPORATION                                 Effective Date: July 20, 1997


                     AMENDMENT OF PREMIUM FOR POLICY PERIOD



It is agreed that Item 6. of the Declarations is amended to read as follows:

6.      PREMIUM FOR POLICY PERIOD PAID FOR THE FOLLOWING COVERAGES:
        Errors and Omissions

             Premium                          $ 233,927.00
             Surplus Lines Tax 3.00%             $7,017.81

             TOTAL:                           $ 240,944.81








All other terms and conditions remain unchanged.





                                        /s/ Illegible Signature
                                        ----------------------------------------
                                                Authorized Representative